UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2015

GIGGLES N HUGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53948	20-1681362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Santa Monica Blvd., Suite 155,

Los Angeles, CA

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 553-4847

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On October 5, 2015, Giggles N Hugs, Inc., a Nevada corporation (the “company”) received a letter from the Securities Exchange Commission (“Commission”) notifying the company that its former auditor, De Joya Griffith LLC, has been suspended from practicing as an accountant on behalf of any publicly traded company or other entity regulated by the Commission.

As reported on the registrant’s Current Report on Form 8-K dated July 28, 2015, De Joya Griffith LLC was previously dismissed as certifying independent accountant of Giggles N Hugs, Inc., effective July 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Giggles N Hugs, Inc., a Nevada corporation (Registrant)

Date: October 21, 2015	By:	/s/ Joey Parsi
	Name:	Joey Parsi
	Title:	Chief Executive Officer